UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2005

                           Netsmart Technologies, Inc.
             (Exact name of Registrant as Specified in its Charter)

       Delaware                    0-21177                     13-3680154
(State or other jurisdiction     (Commission                  (IRS Employer
     of incorporation              File No.)                Identification No.)


         3500 Sunrise Highway, Suite D-122, Great River, New York 11739
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (631) 968-2000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

On June 17, 2005, Netsmart Technologies, Inc. (the "Registrant"), through its subsidiary Creative Socio-Medics Corp. ("CSM"), entered into an agreement with Addiction Management Systems, Inc. ("AMS") pursuant to which the Registrant acquired substantially all of the assets of AMS in exchange for the payment of $2,478,865 in cash and the assumption by CSM of $948,833 in certain contract liabilities.

The Asset Purchase Agreement is filed as Exhibit 10.1 hereto.

Item 9.01         Financial Statements and Exhibits.

         (c)  Exhibits

         10.1 Asset Purchase Agreement dated June 17, 2005 between Addiction Management Systems, Inc. and Creative Socio-Medics Corp.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            NETSMART TECHNOLOGIES, INC.

                                            By:  /s/ James L. Conway
                                                 -------------------------
                                                 James L. Conway
                                                 Chairman, President
                                                 Chief Executive Officer

June 20, 2005